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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 2, 2007

COLLEGE LOAN CORPORATION TRUST I
(Issuer of the Notes)

COLLEGE LOAN LLC
(Depositor of the Issuer of the Notes) (Exact name of Registrant as specified in its charter)
COLLEGE LOAN CORPORATION
(Sponsor of the Issuer of the Notes)

Delaware	333-112075-01	32-6044730

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

14303 Gateway Place, Poway, California	92064

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(888) 972-6322

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement

On November 2, 2007, College Loan Corporation Trust I (the "Issuer") issued in a registered offering $1,500,000,000 of its Series 2007-2 Student Loan Asset-Backed Notes (the "Notes").

The Issuer is a master trust established in 2002. In connection with the issuance of the Notes, the Issuer entered into an Eighth Supplemental Indenture of Trust, dated as of November 2, 2007, with Deutsche Bank Trust Company Americas, as trustee (the "Trustee"). On October 24, 2007 and November 1, 2007, respectively, College Loan Corporation ("CLC" or the "Issuer Administrator") and the Issuer entered into an Underwriting Agreement relating to the LIBOR rate notes and an Underwriting Agreement relating to the auction rate notes, each with UBS Securities LLC, Citigroup Global Markets Inc., and Goldman, Sachs & Co., as underwriters.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

           (c) Exhibits

                Exhibit No.

                1.1       Underwriting Agreement relating to the LIBOR rate notes, dated as of October 24, 2007, among CLC, the Issuer and Citigroup Global Markets Inc., UBS Securities LLC and Goldman, Sachs & Co., as underwriters.

                1.2       Underwriting Agreement relating to the auction rate notes, dated as of November 1, 2007, among CLC, the Issuer and Citigroup Global Markets Inc., UBS Securities LLC and Goldman, Sachs & Co., as underwriters.

                4.1       Amended and Restated Trust Agreement, dated as of March 1, 2002, between College Loan LLC and Wilmington Trust Company (the "Delaware Trustee").*

                4.2       Second Amended and Restated Indenture of Trust, dated as of April 1, 2006, among the Issuer, the Trustee and Deutsche Bank Trust Company Americas as eligible lender trustee (the "ELT").*

                4.3       Eighth Supplemental Indenture of Trust, dated as of November 2, 2007, between the Issuer and the Trustee.

                5.1       Opinion and consent of Stroock & Stroock & Lavan LLP, dated November 2, 2007, with respect to the due authorization, enforceability and legality of the Notes.

                8.1       Opinion of Stroock & Stroock & Lavan LLP, dated November 2, 2007, with respect to certain federal income tax matters (contained in Exhibit 5.1).

                99.1       Federal FFEL Origination/Servicing Agreement, dated March 11, 2002, between the Issuer and ACS Education Services Inc. (formerly known as AFSA Date Corporation, Inc.).*

                99.2       Federal FFEL Origination/Servicing Agreement, dated March 11, 2002, between the Issuer and CLC Servicing.

                99.3       Administration Agreement, dated as of March 1, 2002, among the Issuer, the Delaware Trustee, the Trustee, the ELT and the Issuer Administrator.*

                99.4       Amendment No. 1 to the Administration Agreement, dated November 2, 2007, among the Issuer, the ELT, the Trustee, the Issuer Administrator and the Delaware Trustee.

                99.5       Verification Agent Agreement, dated as of October 1, 2003, among the Issuer, the Issuer Administrator and Deutsche Bank Trust Company Americas, as verification agent.*

                99.6       Back-Up Issuer Administration Agreement, dated as of March 1, 2002, among the Issuer, the Trustee, Deutsche Bank Trust Company Americas, as back-up issuer administrator and the Issuer Administrator.*

* Incorporated by reference to the Form 8-K previously filed by College Loan Corporation Trust I on May 4, 2006 (Registration No. 333-112075).

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 2, 2007	COLLEGE LOAN CORPORATION TRUST I By: College Loan LLC, as Depositor, by College Loan Corporation, as Sole Economic Member By: /s/ Cary Katz Name: Cary Katz Title: Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement relating to the LIBOR rate notes, dated as of October 24, 2007, among CLC, the Issuer and Citigroup Global Markets Inc., UBS Securities LLC and Goldman, Sachs & Co., as underwriters.

1.2	Underwriting Agreement relating to the auction rate notes, dated as of November 1, 2007, among CLC, the Issuer and Citigroup Global Markets Inc., UBS Securities LLC and Goldman, Sachs & Co., as underwriters.

4.1	Amended and Restated Trust Agreement, dated as of March 1, 2002, between College Loan LLC and the Delaware Trustee.*

4.2	Second Amended and Restated Indenture of Trust, dated as of April 1, 2006, among the Issuer, the Trustee and the ELT.*

4.3	Eighth Supplemental Indenture of Trust, dated as of November 2, 2007, between the Issuer and the Trustee.

5.1	Opinion and consent of Stroock & Stroock & Lavan LLP, dated November 2, 2007, with respect to the due authorization, enforceability and legality of the Notes.

8.1	Opinion of Stroock & Stroock & Lavan LLP, dated November 2, 2007, with respect to certain federal income tax matters (contained in Exhibit 5.1).

99.1	Federal FFEL Origination/Servicing Agreement, dated March 11, 2002, between the Issuer and ACS Education Services Inc. (formerly known as AFSA Date Corporation, Inc.).*

99.2	Federal FFEL Origination/Servicing Agreement, dated March 11, 2002, between the Issuer and CLC Servicing.

99.3	Administration Agreement, dated as of March 1, 2002, among the Issuer, the Delaware Trustee, the Trustee, the ELT and the Issuer Administrator.*

99.4	Amendment No. 1 to the Administration Agreement, dated November 2, 2007, among the Issuer, the ELT, the Trustee, the Issuer Administrator and the Delaware Trustee.

99.5	Verification Agent Agreement, dated as of October 1, 2003, among the Issuer, the Issuer Administrator and Deutsche Bank Trust Company Americas, as verification agent.*

99.6	Back-Up Issuer Administration Agreement, dated as of March 1, 2002, among the Issuer, the Trustee, Deutsche Bank Trust Company Americas, as back-up issuer administrator and the Issuer Administrator.*

* Incorporated by reference to the Form 8-K previously filed by College Loan Corporation Trust I on May 4, 2006 (Registration No. 333-112075).